Exhibit 10.7

GHL ACQUISITION CORP.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February 1, 2008, is entered into by and among Greenhill & Co., Inc., a Delaware corporation (the “Seller”), and the purchasers identified on Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, GHL Acquisition Corp. (the “Company”) has filed a registration statement (the “Registration Statement”) for the initial public offering of its units (the “Initial Public Offering”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (a “Share”), and one warrant to purchase one Share at an exercise price of $7.50 per Share.

WHEREAS, the Seller owns 9,775,000 units (the “Founder’s Units”), each unit consisting of one Share (the “Founder’s Shares”), and one warrant to purchase one Share at an exercise price of $7.50 per share (the “Founder’s Warrants”).

WHEREAS, concurrently with the execution and delivery of this Agreement, the Seller desires to sell certain of the Founder’s Units to the Purchasers in the respective amounts set forth opposite each Purchaser’s name on Exhibit A hereto, and the Purchasers desire to purchase the Founder’s Units from the Seller in the respective amounts set forth opposite each Purchaser’s name on Exhibit A hereto, all upon the terms and conditions hereof.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Authorization, Purchase and Sale; Terms of the Founder’s Units, Founder’s Shares and Founder’s Warrants.

A. Purchase and Sale of the Founder’s Units. Concurrently with the execution and delivery of this Agreement or as such date may be extended from time to time by mutual agreement of the parties (the “Closing Date”), the Seller shall sell, assign and transfer the Founder’s Units (consisting of the Founder’s Shares and the Founder’s Warrants) it is selling hereunder to each Purchaser, free and clear of all liens, other than restrictions as may be imposed pursuant to state or federal securities laws, in consideration of the payment of the Purchase Price (as defined below). On the Closing Date, the Seller shall deliver certificates evidencing the Founder’s Units, Founder’s Shares and Founder’s Warrants to be purchased by each Purchaser hereunder upon the payment by each Purchaser of the amounts set forth opposite each Purchaser’s name on Exhibit A hereto, in the aggregate amount of $384.00 (the “Purchase Price”), by wire transfer of immediately available funds (or by such other means as the Seller and such Purchaser shall agree) to the Seller in accordance with the Seller’s wiring instructions.

B. Terms of the Founder’s Units, Founder’s Shares and Founder’s Warrants.

(i) Founder’s Units: Each Unit of the Founder’s Units shall consist of one Founder’s Share and one Founder’s Warrant and shall have the terms set forth in the Unit Certificate attached as Exhibit B hereto.

(ii) Founder’s Shares: The Founder’s Shares shall have the terms set forth in the Certificate of Incorporation of the Company and the Founder’s Share Certificate attached as Exhibit C hereto. Without limiting the foregoing, each Purchaser hereby expressly agrees that if the Company consummates the Initial Public Offering, then (i) in connection with the stockholder vote required to approve a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or assets (an “Initial Business Combination”) and the related amendment to the Amended and Restated Certificate of Incorporation of the Company to provide for the Company’s perpetual existence, such Purchaser agrees to vote the Founder’s Shares in accordance with a majority of the shares of common stock voted by holders of shares of common stock issued in the Initial Public Offering and (ii) each Purchaser agrees to waive any right to participate in any liquidation distribution to the extent set forth in Section 3.D of this Agreement.

(iii) Founder’s Warrants: The Founder’s Warrants shall have the terms set forth in the Warrant Agreement set forth as Exhibit D hereto.

(iv) Transfer Restrictions: In addition to the restrictions on transfer set forth in Section 8 hereof, each Purchaser shall not sell or transfer the Founder’s Units, Founder’s Shares, Founder’s Warrants and the Shares underlying the Founder’s Warrants for a period of 180 days from the date the Company completes its Initial Business Combination except to the Seller, a Company executive officer, director or employee, or any other person or entity associated or affiliated with the Seller (each, a “Permitted Transferee”), who agrees in writing with the Company to be subject to such transfer restrictions, vote the Founder’s Shares as provided in Section 1.B.(ii) above; waive any right to participate in any liquidation distribution as provided in Section 1.B.(ii) above and agrees to the adjustment of the Founder’s Units as provided in Section 1.B.(vi) below. During this period, each Purchaser and its Permitted Transferees shall retain all other rights of holders of Shares, including, without limitation, the right to vote their Shares (except as described above with respect to an Initial Business Combination) and the right to receive cash dividends, if declared. If dividends are declared and payable in Shares, such dividends will also be subject to the restrictions contained in this Section 1.B.(v).

(v) Registration Rights: In connection with the closing of the Initial Public Offering, the Purchasers shall enter into an agreement with the Company (the “Registration Rights Agreement”) granting the Purchasers registration rights with respect to each of the Founder’s Units, Founder’s Shares, Founder’s Warrants and the Shares underlying the Founder’s Warrants (collectively, the “Securities”).

(vi) Adjustment of Founder’s Units:

(a) If the underwriters with respect to the Initial Public Offering do not exercise the over-allotment option in whole or in part proposed to be granted to them by the Company, each Purchaser and any Permitted Transferees agree to forfeit to the Company, in such proportion as such Purchaser holds of the total outstanding Founder’s Units immediately prior to the Initial Public Offering, a number of Founder’s Units necessary to ensure that the aggregate amount of Founder’s Shares held by the Seller, the Purchasers and any Permitted Transferees does not exceed approximately 17.5% of the issued and outstanding common stock of the Company upon consummation of the Initial Public Offering. Each Purchaser and any Permitted Transferees agree to take any and all action reasonably requested by the Company necessary to effect any adjustment pursuant to this Section 1.B.(vi)(a). The Company will not make any cash payment to the Purchasers or any Permitted Transferees in respect of any such adjustment.

(b) If the number of units offered to the public in connection with the Initial Public Offering is increased or decreased, each Purchaser and any Permitted Transferees agree that the Founder’s Units (including the Founder’s Units subject to forfeiture) purchased by such Purchaser hereunder will be adjusted in the same proportion as the increase or decrease of the units offered to the public in order to ensure that the aggregate amount of Founder’s Shares held by the Seller, the Purchasers and any Permitted Transferees does not fall below or exceed approximately 17.5% of the issued and outstanding common stock of the Company upon consummation of the Initial Public Offering (including any shares of common stock issued pursuant to the underwriters’ over-allotment option). Each Purchaser and any Permitted Transferees agree to take any and all action reasonably requested by the Company necessary to effect any adjustment pursuant to this Section 1.B.(vi)(b); provided that the Company will not make or receive any cash payment to or from the Purchasers or any Permitted Transferees in respect of any such adjustment.

(c) Each Purchaser acknowledges and agrees that any additional units it may hold pursuant to Sections 1.B.(vi)(a) and 1.B.(vi)(b) above (A) shall be subject to the voting, waiver of liquidation, transfer restrictions and adjustment provisions set forth in this Agreement, and (B) shall bear the legend set forth in Section 8.A.(i) below.

Section 2. Representations and Warranties of the Seller.

As a material inducement to the Purchasers to enter into this Agreement and purchase the Founder’s Units, the Seller hereby represents and warrants to the Purchasers as of the date hereof and the Closing Date that:

A. Organization and Corporate Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) The execution and delivery of this Agreement and performance of this Agreement have been duly authorized by the Seller as of the Closing Date. This Agreement constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms.

(ii) The execution and delivery by the Seller of this Agreement and the sale of each of the Securities and the fulfillment of and compliance with the respective terms hereof and thereof by the Seller, do not and will not as of the Closing Date (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Seller’s capital stock or assets, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Certificate of Incorporation of the Seller or the bylaws of the Seller, or any material law, statute, rule or regulation to which the Seller is subject, or any agreement, order, judgment or decree to which the Seller is subject, except for any filings required after the date hereof under federal or state securities laws.

C. Title to Securities. Upon payment pursuant to, and execution, countersignature, issuance and delivery in accordance with, the terms hereof and the Warrant Agreement, as the case may be, each of the Securities will be duly and validly authorized, issued, fully paid and nonassessable. Upon payment pursuant to, and execution, countersignature, issuance and delivery in accordance with, the terms hereof and the Warrant Agreement, as the case may be, the Purchasers will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Purchasers.

D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Seller of this Agreement, or the consummation by the Seller of any other transactions contemplated hereby.

Section 3. Representations and Warranties of the Purchaser.

As a material inducement to the Seller to enter into this Agreement and sell the Founder’s Units, each Purchaser hereby represents and warrants to the Seller as of the date hereof and the Closing Date that:

A. Capacity and State Law Compliance. Such Purchaser has engaged in the transactions contemplated by this Agreement within a state in which the offer and sale of the Securities is permitted under applicable securities laws. Such Purchaser understands and acknowledges that the purchase of Shares upon the exercise of the Founder’s Warrants will require the availability of an exemption from registration under federal and/or state securities laws and that any sale of such Shares shall require registration or the availability of an exemption from registration under federal and/or state securities laws.

B. Authorization; No Breach.

(i) This Agreement constitutes a valid and binding obligation of such Purchaser, enforceable in accordance with its terms.

(ii) The execution and delivery by such Purchaser of this Agreement and the fulfillment of and compliance with the respective terms hereof by such Purchaser do not and shall not as of the Closing Date conflict with or result in a breach of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which such Purchaser is subject.

C. Investment Representations.

(i) Such Purchaser is acquiring the Securities for its own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii) Such Purchaser is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D.

(iii) Such Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations and warranties of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Securities.

(iv) Such Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”).

(v) Such Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser. Such

Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as such Purchaser has considered necessary to make an informed investment decision with respect to such Purchaser’s acquisition of the Securities.

(vi) Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by such Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii) Such Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, such Purchaser understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after an Initial Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act. Such Purchaser is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

(viii) Such Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. Such Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. Such Purchaser can afford a complete loss of its investment in the Securities.

D. Waiver of Right to Amounts in the Trust Account and Indemnification.

(i) Such Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the trust account established by the Company for the deposit of proceeds from the Initial Public Offering and the sale of warrants in a private placement to occur concurrently with the closing of the Initial Public Offering, as a result of any liquidation of the trust account, with respect to the Founder’s Shares (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with the Company or the Seller and will not seek recourse against the trust account for any reason whatsoever except for any amounts to which it may be entitled upon liquidation of the Company in respect of such Purchaser’s ownership of Shares other than the Founder’s Shares.

(ii) Such Purchaser acknowledges and agrees that the stockholders of the Company, including those who purchase the units in the Initial Public Offering, are and shall be third-party beneficiaries of the foregoing provision of Section 3.D. of this Agreement.

(iii) Such Purchaser agrees that to the extent any waiver of rights under this Section 3.D. is ineffective as a matter of law, such Purchaser has offered such waiver for the benefit of the Company and the Seller as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Such Purchaser acknowledges the receipt and sufficiency of consideration received from the Seller hereunder in this regard.

E. Extent of Representations and Warranties. Notwithstanding any other provision of this Section 3, each representation and warranty made by the Purchasers hereunder should be deemed to be made severally, and not jointly.

Section 4. Conditions of the Purchasers’ Obligations.

The obligation of each Purchaser to purchase and pay for the Founder’s Units is subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Seller contained in Section 2, shall be true and correct at and as of the Closing Date as though then made.

B. Performance. The Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

Section 5. Conditions of the Seller’s Obligations.

The obligations of the Seller to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct at and as of the Closing Date as though then made.

B. Performance. Each Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

Section 6. Survival of Representations and Warranties.

All of the representations and warranties contained herein shall survive the Closing Date.

Section 7. Definitions.

Terms used but not otherwise defined in this Agreement shall have the meaning assigned such terms in the Registration Statement.

Section 8. Miscellaneous.

A. Legends; Transfer Restrictions.

(i) Legends. The certificates evidencing the Founder’s Units and the Founder’s Shares will include the legend set forth on Exhibit B and Exhibit C hereto, respectively, which each Purchaser has read and understands. The Founder’s Warrants and Shares issued upon exercise of the Founder’s Warrants (as defined in the Warrant Agreement) will include the legend set forth in Exhibit B to the Warrant Agreement in the case of the Warrants and in the Warrant Agreement in the case of the Shares, which each Purchaser has read and understands.

(ii) Transfer Restrictions. By accepting the Securities, each Purchaser agrees, prior to any transfer of the Securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and each Purchaser agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Securities sold pursuant to such registration statement shall be removed; or

(b) if reasonably requested by the Company, (A) such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C) the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in (i) hereof.

Notwithstanding the foregoing, each Purchaser also understands and acknowledges that the transfer of the Founder’s Units, Founder’s Shares and Founder’s Warrants and exercise of the Founder’s Warrants are subject to the specific conditions to such transfer or exercise as outlined herein and the Warrant Agreement as to which such Purchaser specifically assents by its execution hereof.

(iii) Stop Transfer Notations. The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.

B. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

C. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

E. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

F. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

G. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to address set forth below, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party:

If to the Seller:	Greenhill & Co., Inc.
300 Park Avenue, 23rd Floor
New York, New York 10022
Attention: General Counsel

With a copy (not constituting notice) to:	Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Fax No.: (212) 450-3800
Attention: Deanna Kirkpatrick

If to a Purchaser:	To the address set forth below such Purchaser’s name on the signature pages hereto.

H. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

SELLER:
GREENHILL & CO., INC.
By	/s/ Ulrika Ekman
Name:	Ulrika Ekman
Title:	General Counsel, Secretary

PURCHASERS:
By	/s/ Thomas C. Canfield
Thomas C. Canfield 1686 34th St. NW Washington, DC 20007

By	/s/ Kevin P. Clarke
Kevin P. Clarke 130 Fairway Avenue Verona, New Jersey 07044

By	/s/ Parker W. Rush
Parker W. Rush 204 Riviera Drive McKinney, Texas 75070

[Signature Page to Securities Purchase Agreement]

Exhibit A

Purchaser	Units Purchased	Purchase Price of Units
Tom [ .] Canfield	50,000	$128.00
Kevin P. Clarke	50,000	$128.00
Parker W. Rush	50,000	$128.00
Total	150,000	$384.00

A-1

Exhibit B

SPECIMEN UNIT CERTIFICATE

No.__________	GHL ACQUISITION CORP. Incorporated under the Laws of the State of Delaware	_______ UNIT(S)

UNIT(S) EACH CONSISTING OF ONE SHARE OF COMMON STOCK AND ONE WARRANT
TO PURCHASE ONE SHARE OF COMMON STOCK

CUSIP ______________

SEE REVERSE FOR

CERTAIN DEFINITIONS

THIS CERTIFIES THAT ____________________________________________IS THE OWNER OF____________________________________________________________________________ UNIT(S). Each Unit (“Unit”) consists of one (1) share of common stock, par value $0.001 per share (“Common Stock”), of GHL Acquisition Corp., a Delaware corporation (the “Corporation”), and one warrant (each, a “Warrant”). Each Warrant entitles the holder to purchase one (1) share of Common Stock for $7.50 per share (subject to adjustment). Each Warrant will become exercisable on the later of (i) the Corporation’s completion of an initial business combination and (ii) one year from the date of the prospectus with respect to the Corporation’s initial public offering (the “IPO”), provided in each case that the Company has an effective registration statement under the Securities Act of 1933, as amended, covering the share of Common Stock issuable upon exercise of the Warrant, and will expire unless exercised before 5:00 p.m., New York time, on the date that is five years from the date of the prospectus with respect to the IPO, or earlier upon redemption or liquidation of the Corporation’s trust account. The Common Stock and Warrant comprising each Unit represented by this certificate are not transferable separately prior to the thirty-fifth day following the date of the prospectus with respect to the IPO unless Banc of America Securities LLC informs the Corporation of its decision to allow earlier separate trading, subject to the Corporation’s filing of a Current Report on Form 8-K with the Securities and Exchange Commission containing an audited balance sheet reflecting the Corporation’s receipt of the gross proceeds of the IPO, and (ii) issuance of a press release announcing when separate trading will begin. The terms of the Warrants are governed by a warrant agreement (the “Warrant Agreement”), dated as of November 12, 2007, by and between the Corporation and American Stock Transfer & Trust Company, as amended, restated or supplemented from time to time, and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this certificate consents to by acceptance hereof. Copies of the Warrant Agreement will be on file at the office of the Corporation, and will be available to any Warrant holder on written request and without cost.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO FORFEITURE AND ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED JANUARY [•], 2008, A COPY OF WHICH CAN BE OBTAINED FROM THE CORPORATION AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

WITNESS the seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated: ________________

GHL ACQUISITION CORP. 2007 CORPORATE SEAL DELAWARE
Chief Executive Officer		Secretary

B-1

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	Unif Gift Min Act -	________ Custodian __________
TEN ENT	tenants by the entireties		(Cust) (Minor)
JT TEN	as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors Act: _______________________________ (State)

Additional abbreviations may also be used though not in the above list.

GHL ACQUISITION CORP.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the Units represented hereby are issued and shall be held subject to the terms and conditions applicable to the securities underlying and comprising the Units.

For Value Received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________Units represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney, to transfer the said Units on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________	By:	_________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
_________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

B-2

Exhibit C

SPECIMEN COMMON STOCK CERTIFICATE

NUMBER	SHARES
________________	_______________

GHL ACQUISITION CORP.

Incorporated under the Laws of the State of Delaware

COMMON STOCK	CUSIP _________

SEE REVERSE FOR

CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001

EACH OF THE COMMON STOCK OF

GHL ACQUISITION CORP.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

The Corporation will be forced to liquidate if it is unable to complete an initial business combination by __________, all as more fully described in the Corporation’s final prospectus dated __________.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: _______________

GHL ACQUISITION CORP. 2007
CORPORATE SEAL
CHIEF EXECUTIVE OFFICER	DELAWARE	SECRETARY

TEN COM	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	as tenants by the entireties		(Cust		(Minor)
JT TEN	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)

Additional Abbreviations may also be used though not in the above list.

GHL Acquisition Corp.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and any resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO (i) FORFEITURE, (ii) ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE AND (iii) VOTING REQUIREMENTS AND HOLDERS OF THE SECURITIES WAIVING ANY RIGHT TO PARTICIPATE IN A LIQUIDATION DISTRIBUTION IN CERTAIN CIRCUMSTANCES, IN EACH CASE PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED JANUARY [•], 2008, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

For value received, _________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated__________________	By:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the Corporation’s trust account only in the event of a liquidation of the Corporation upon failure to complete an initial business combination or if the holder seeks to convert his, her or its respective shares into cash upon an initial business combination which he, she or it voted against and which is actually completed by the Corporation, in each case subject to and as provided by the Certificate of Incorporation and all amendments thereto. In no other circumstances shall the holder have any right or interest of any kind in or to the trust account.

Exhibit D

WARRANT AGREEMENT

D-1